UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2009

GENESIS CAPITAL CORPORATION OF NEVADA

(Exact name of registrant as specified in its charter)

Nevada	000-27831	91-1947658
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7340 North Highway 27, Suite 218, Ocala, Florida	34482
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (718) 554-3652

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

          Subject to the pending merger with Lyfetec, Inc. as reported on Form 8-K filed with the SEC on October 5, 2009, Genesis Capital Corporation of Nevada hereby announces its shift in business strategy from that of a shell company seeking to enter into a reverse merger with an operating business to that of a company seeking to develop an operating business through internal growth and/or targeted acquisitions of specific businesses.

          Genesis will concentrate on introducing retail products including a combination of personal health screening kits and other personal use health products targeted for the consumer health market.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2009

Genesis Capital Corporation of Nevada

By: /s/ Richard Astrom

Name: Richard Astrom

Title: Chief Executive Officer